Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
Note 16 – Commitments and Contingencies

Guaranty provided for related party

As of December 31, 2017, the Company provided a guaranty on behalf of Forasen Group’s outstanding line of credit of $8,771,659 (RMB 57,070,000) by pledging the Company’s building with carrying value approximately of $8.8 million as the collateral for the loan and notes. The guaranty will expire on July 23, 2020. As of December 31, 2016, the Company provided a guaranty on behalf of Forasen Group’s outstanding line of credit of $8,645,459 (RMB 60,050,000) by pledging the Company’s building with a net book value of approximately $4.0 million as the collateral for the loan and notes. The guaranty on the line of credit expired on April 8, 2017.

Operating lease

Shangchi Automobile leased certain factory facilities under operating leases through May 2019. The annual rent under operating lease agreement was approximately $150,000 (RMB 1 million). Shenzhen E-Motors leased office space under operating leases for one year from November 12, 2018 to November 11, 2019 with annual rent of approximately $14,000 (RMB93,600).

The rental expense for the years ended December 31, 2018 and 2017 were $139,507 and
 $73,184
, respectively.